CONTRACT BALANCES	12 Months Ended
Dec. 31, 2018
CONTRACT BALANCES
CONTRACT BALANCES

4     CONTRACT BALANCES

Accounts Receivable, Net

Accounts receivable, net consisted of the following:

	As of December 31,
	2017	2018

Accounts receivable	364,654	541,355
Less: allowance for doubtful accounts	—	(241)
Accounts receivable, net	364,654	541,114

Including:
- Current portion	364,654	536,842
- Non-current portion	—	4,272

The Company generally invoices its customers on a monthly or quarterly basis in accordance with the contract terms. Due to the timing difference between the billing and revenue recognition, accounts receivable included an unbilled portion of RMB253,724 and RMB384,640 as of December 31, 2017 and 2018, respectively.

As of December 31, 2018, the accounts receivable expected to be received after one year amounted to RMB4,272 were recorded in other non-current assets in the consolidated balance sheet.

Accounts receivable of RMB136,043 and RMB365,938 was pledged as security for bank loans (note 9) as of December 31, 2017 and 2018, respectively.

An allowance for doubtful accounts is provided based on the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company assesses the collectability of accounts receivable by analyzing specific customer accounts that have known or potential doubt as to collectability. The following table presents the movement of the allowance for doubtful accounts:

	Years ended December 31,
	2016	2017	2018

Balance at the beginning of the year	2,156	—	—
Allowance made during the year	—	—	241
Reversal during the year	(2,156)	—	—
Balance at the end of the year	—	—	241

During the year ended December 31, 2016, the Company reversed allowance for doubtful accounts on a receivable from a customer of RMB2,156 due to the collection of such balance during 2016. During the year ended December 31, 2018, the Company made an allowance on accounts receivable of RMB241. Management believes all other accounts receivable as of December 31, 2018 are to be collected in full.

Deferred Revenue

The opening and closing balances of the Company’s deferred revenue are as following:

Deferred revenue

Beginning balance as of January 1, 2018	55,609
Closing balance as of December 31, 2018	73,077

Increase	17,468

The difference between the opening and closing balances of the Company's deferred revenue primarily results from the timing difference between the satisfaction of the Company's performance obligation and the customer's payment. The amounts of revenue recognized during the year ended December 31, 2018 from the opening deferred revenue balance was RMB43,192.

Remaining performance obligations

The Company elected to apply the practical expedient that allows the Company not to disclose the remaining performance obligations for variable consideration that is allocated to entirely unsatisfied performance obligations or to a wholly unsatisfied distinct good or service that forms part of a single obligation. This includes usage-based contracts for certain colocation and managed hosting services for which the variable consideration is allocated entirely to the unsatisfied promised services that form part of the single performance obligation under these contracts.

As of December 31, 2018, approximately RMB1,631,208 of total revenues and deferred revenues are expected to be recognized in future periods, the majority of which will be recognized over the next three years.